                                 Exhibit 10.1

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HEADLANDS MORTGAGE                       SERVICING CERTIFICATE
====================================================================================================================================
REVOLVING HOME EQUITY LOAN   LIBOR:                                   4.93875%  Current Collection Period:       3-1-99 thru 3-31-99
ASSET-BACKED CERTIFICATES    Margin:                                  0.20000%  S&S Agreement Date:                    3/1/98
SERIES 1998-1                Class A  Certificate Rate:               5.13875%  Original Closing Date:                3/25/98
                             Class S  Certificate Rate:               1.25000%  Distribution Date:                    4/15/99
                             Interest Period 3/15/99 thru 04/14/99:        31   Record Date:                          4/14/99
                             Weighted Average Loan Rate:             10.42288%  Pool Factor:                       93.6310895%
                             Weighted Average Net Loan Rate:          9.74538%  Investor Floating
                                                                                Allocation %:IFAP
                                                                                Investor Fixed Allocation %:          98.00000%
                             Maximum Rate:                            8.49538%  Beginning Transferor Interest         2.00000%
                             Servicing Fee Rate:                      0.50000%  Spread Account Maximum 3%:         5,864,838.60
                             Premium Fee Rate:                        0.17000%  Required Overcollaterialization    1,466,209.65
                                                                                Amt:
                             Trustee Fee                              0.00750%  Certificateholders Subordinated    3,910,620.04
                                                                                Amt
====================================================================================================================================
BALANCES
       Beginning Pool Balance                                                                                         195,399,569.25
       Beginning Invested Amount                                                                                      191,584,000.00
       Beginning Certificateholders Subordinated Principal Balance                                                      5,788,320.25
       Beginning Class A Certificate Balance -- CUSIP                                                                 189,611,329.96
       Beginning Class S Certificate Balance (Notional Amount) -- CUSIP                                               189,611,329.96
       Overcollateralization Amount                                                                                     1,466,209.65
       Overcollateralization Loan Amount                                                                                        0.00

       Ending Pool Balance                                                                                            184,759,016.28
       Ending Invested Amount                                                                                         181,354,856.63
       Ending Certificateholders Subordinated Principal Balance                                                         5,376,829.69
       Certificateholders Subordinated Balance (TSA)                                                                    3,910,620.04
       Ending Class A Certificate Balance -- CUSIP                                                                    179,382,186.59
       Ending Class S Certificate Balance (Notional Amount) -- CUSIP                                                  179,382,186.59

       Additional Balances                                                                                              3,489,363.58

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                        0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                     0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                         0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                      0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                                      0
       Subsequent Mortgage Loan Asset Balance (Current Date)                                                                    0.00
       Cumulative Number of all Subsequent Mortgage Loans                                                                       2515
       Cumulative Subsequent Mortgage Loan Asset Balance                                                              108,379,884.92

       Beginning Loan Count                                                                                                    5,067
       Ending Loan Count                                                                                                       4,831

COLLECTION AMOUNTS
  1    Aggregate of All Mortgage Collections (Gross)                                                                   15,874,974.12
  2    Total Mortgage Interest Collections (Gross)                                                                      1,817,093.29
       Servicing Fees (current collection period)                                                                          81,416.49
       Deferred Interest Transfer  (DI)                                                                                         0.00
     3a     Mortgage Principal Collections                                                                             14,057,880.83
     3b     Insurance Proceeds                                                                                                  0.00
     3c     Net Liquidation Proceeds                                                                                            0.00

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
  3    Total Mortgage Principal Collections                                                                            14,057,880.83
       Aggregate of Transfer Deposits                                                                                           0.00
       Investor Loss Amount                                                                                                72,035.72
       Aggregate Investor Loss Reduction Amount                                                                           167,005.55

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
       Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                                       1,701,783.52
       Investor Principal Collections (zero available until end of funding period)                                              0.00
       Transferor Interest Collections                                                                                     33,893.28
       Transferor Principal Collections                                                                                         0.00

DISTRIBUTION AMOUNTS
       Class A Certificate Interest 5.01 (i)                                                                              839,036.72
       Unpaid Class A Certificate Interest Shortfall (current cycle) 5.01(i)                                                    0.00
       Class S Certificate Interest 5.01 (ii)                                                                             204,095.53
       Unpaid Class S Certificate Interest Shortfall (current cycle) 5.01 (ii)                                                  0.00
       Investor Loss Amount  5.01(iii)                                                                                     72,035.72
       Previous Investor Loss Amount 5.01(iv)                                                                                   0.00
       Monthly Insurance Premium 5.01(v)                                                                                   27,756.99
       Credit Enhancer Reimbursement 5.01(vi)                                                                                   0.00
       Accelerated Principal Distribution Amount 5.01(vii)                                                                      0.00
       Spread Account Deposit 5.01(viii)                                                                                        0.00
       Trustee Fee 5.01 (ix)                                                                                                1,221.25
       Payment to Servicer per Section 7.03 5.01 (x)                                                                            0.00
       Deferred Interest 5.01 (xi)                                                                                              0.00
       Remaining Amount to Transferor 5.01 (xii)                                                                          557,637.31
       Total Certificate Distribution Allocable to Interest                                                             1,701,783.52

       Maximum Principal Payment                                                                                       13,776,723.21
       Alternative Principal Payment                                                                                   10,568,598.21
       Guaranteed Principal Distribution Amount (afterTSA= zero)                                                                0.00
       Scheduled Principal Collection Payment  ( Lesser of Max Prin and Alter Prin)                                    10,062,137.82
       Accelerated Principal Distribution Amount 5.01(vii) / Investor Loss Amount                                         167,005.55
       Total Certificate Distribution Allocable to Principal                                                           10,229,143.37

       Transferor Interest Collections                                                                                     33,893.28
       Transferor Interest Collections 5.01 (xii)                                                                         557,637.31
       Transferor Principal Collections                                                                                   506,460.39
       Transferor Distribution Amount                                                                                   1,097,990.98

LOSSES/RETRANSFERS
       Unpaid Class A Certificate Interest Shortfall Due (From Previous Distributions)                                          0.00
       Unpaid Class S Certificate Interest Shortfall Due (From Previous Distributions)                                          0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                                             0.00

DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Certificate Distribution Amount Allocable to Interest                                                 4.3794718
       Total Class S Certificate Distribution Amount Allocable to Interest                                                 1.0653057
       Unpaid Certificate Interest Shortfall Included in Current Distribution                                              0.0000000
       Unpaid Certificate Interest Shortfall Remaining after Current Distribution (Carryover)                              0.0000000

       Total Class A Certificate Distribution Amount Allocable to Principal                                               53.3924721
       Scheduled Principal Collections Payment                                                                            53.3924721
       Accelerated Principal Distribution Amount                                                                           0.0000000

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                         0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                                              0.0000000


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
     Total Amount Distributed to Class A Certificateholder                                                57.7719438
     Total Amount Distributed to Class S Certificateholder                                                 1.0653057
     Total Amount Distributed to Certificateholders                                                       58.8372495

     Credit Enhancement Draw Amount                                                                             0.00

          DELINQUENCIES/FORECLOSURES
     Number of Mortgages 30 to 59 Days Delinquent                                                                 47
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                 2,384,007.59
     Number of Mortgages 60 to 89 Days Delinquent                                                                 15
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                   610,205.04
     Number of Mortgages 90 to 179 Days Delinquent                                                                 5
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                  240,402.66
     Number of Mortgages 180 or more Days Delinquent                                                               2
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                 34,528.08
     Number of Mortgage Loans in Foreclosure                                                                       7
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                        365,714.77

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                            152,399.40
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                      0.00
====================================================================================================================================

     Prior Month Ending Balance after Purchase of Subsequent Loans:                                            80.96
     Current Funding Account Deposits:                                                                          0.00
     Withdrawal for Subsequent Loan Purchase: 4/99 transfer to collections acct                               (80.96)
     Funding Account Ending Balance:                                                                            0.00
     Funding Account Earnings:                                                                            335,331.07


     Beginning Spread Account Principal Balance: (total cash available to Ambac)                          865,729.28
     Spread Account  Deposit (this distribution):                                                               0.00
     Spread Account Withdrawal (this distribution):                                                       (77,538.23)
     Ending Spread Account Principal Balance: (total cash available to Ambac)                             788,191.06


     Total Spread Account:                                                                              6,165,020.74
     Net Excess Spread:                                                                                        2.967%
                                                                                                        6,165,020.74

     Capitalized Interest Account Activity:                                                                     0.00
     Capitalized Interest Account Ending Balance:                                                                  0

     OFFICER'S CERTIFICATE
     All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

     The Attached Servicing Certificate is true and correct in all material respects.
     -------------------------------------------------------------------------------

     A Servicing Officer      Debora M. Toso

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
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HEADLANDS MORTGAGE                                           STATEMENT TO NOTEHOLDERS
====================================================================================================================================
REVOLVING HOME EQUITY LOAN     LIBOR:                                   4.93875%  Current Collection Period:     3-1-99 thru 3-31-99

ASSET-BACKED CERTIFICATES      Margin:                                  0.20000%  P&S Agreement Date:                  3/1/98
SERIES 1998-1                  Class A  Certificate Rate:               5.13875%  Original Closing Date:               3/25/98
                               Class S  Certificate Rate:               1.25000%  Distribution Date:                   4/15/99
                               Interest Period 3/15/99 thru 04/14/99:        31   Record Date:                         4/14/99
                               Weighted Average Loan Rate:             10.42288%  Investor Floating Allocation %:     98.04726%
                               Weighted Average Net Loan Rate:          9.74538%  Investor Fixed Allocation %:        98.00000%
                               Maximum Rate:                            8.49538%  Pool Factor:                       93.6310895%
====================================================================================================================================


BALANCES
     Beginning Pool Balance                                                                                           195,399,569.25
     Beginning Invested Amount                                                                                        191,584,000.00
     Beginning Class A Note Balance  -- CUSIP 422093AC8                                                               189,611,329.96
     Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                                             189,611,329.96

     Ending Pool Balance                                                                                              184,759,016.28
     Ending Invested Amount                                                                                           181,354,856.63
     Certificateholders Subordinated Balance  (TSA)                                                                     3,910,620.04
     Ending Class A Note Balance -- CUSIP   422093AC8                                                                 179,382,186.59
     Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                                                179,382,186.59

     Additional Balances                                                                                                3,489,363.58

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                          0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                       0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                           0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                        0.00
     Number of all Subsequent Mortgage Loans (Current Date)                                                                        0
     Subsequent Mortgage Loan Asset Balance (Current Date)                                                                      0.00
     Cumulative Number of all Subsequent Mortgage Loans                                                                         2515
     Cumulative Subsequent Mortgage Loan Asset Balance                                                                108,379,884.92

     Beginning Loan Count                                                                                                      5,067
     Ending Loan Count                                                                                                         4,831


DISTRIBUTION AMOUNTS
     Total Investor Noteholders Distribution Amount                                                                    11,272,275.62

     Class A Note Interest                                                                                                839,036.72

     Unpaid Class A Note Interest Shortfall (current cycle)                                                                     0.00

     Investor Loss Amount                                                                                                       0.00
     Previous Investor Loss Amount                                                                                              0.00
     Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)                                  0.00
     Scheduled Principal Collection Payment                                                                            10,229,143.37

     Total Class A Note Distribution--CUSIP                                                                            11,068,180.09

     Class S Note Interest                                                                                                204,095.53
     Unpaid Class S Note Interest Shortfall (current cycle)                                                                     0.00
     Total Class S Note Distribution--CUSIP                                                                               204,095.53

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
LOSSES/RETRANSFERS
     Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                             0.00
     Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                             0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                           0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                         0.00


DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
     Total Class A Note Distribution Amount Allocable to Interest                                                    4.3794718
     Total Class S Note Distribution Amount Allocable to Interest                                                    1.0653057
     Unpaid Noteholders Interest Shortfall Included in Current Distribution                                          0.0000000
     Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)                          0.0000000

     Total Class A Note Distribution Amount Allocable to Principal                                                  53.3924721
     Scheduled Principal Collections Payment                                                                        53.3924721
     Accelerated Principal Distribution Amount                                                                       0.0000000

     Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                     0.0000000
     Loss Reduction Amounts after Current Distribution (carryover)                                                   0.0000000

     Total Amount Distributed to Class A Noteholder                                                                 57.7719438
     Total Amount Distributed to Class S Noteholder                                                                  1.0653057
     Total Amount Distributed to Noteholders                                                                        58.8372495

     Credit Enhancement Draw Amount                                                                                       0.00

     Class A Service Fee                                                                                             79,004.72


DELINQUENCIES/FORECLOSURES
     Number of Mortgages 31 to 60 Days Delinquent                                                                           47
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                           2,384,007.59
     Number of Mortgages 61 to 90 Days Delinquent                                                                           15
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                             610,205.04
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                   5
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                    240,402.66
     Number of Mortgages 181 or more Days Delinquent                                                                         2
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                           34,528.08
     Number of Mortgage Loans in Foreclosure                                                                                 7
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                  365,714.77

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                            0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                0.00

     Class A Rate for next Distribution        LIBOR              4.92625%                                             5.12625%

===============================================================================================================================
     Spread Account Balance:                                                                                        788,191.05

     Spread Account Transfer to Collection Account:                                                                       0.00